Leases - Additional Information (Details) $ in Thousands	Mar. 31, 2019 USD ($)
Leases [Abstract]
Operating leases, future minimum payments due, current	$ 21,543
Operating leases, future minimum payments, due in two years	18,516
Operating leases, future minimum payments, due in three years	14,394
Operating leases, future minimum payments, due in four years	11,037
Operating leases, future minimum payments, due in five years	8,409
Operating leases, future minimum payments, due thereafter	$ 34,828